UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2023

GLOBAL SYSTEM DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40707	86-1458374
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

815 Walker Street, Suite 1155 Houston, Texas	77002
(Address of registrant’s principal executive office)	(Zip code)

(740) 229-0829

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	GSDWU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	GSD	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	GSDWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on April 5, 2023, Global System Dynamics, Inc. (the “Company”) received a written notification from the Listing Qualifications staff of The Nasdaq Stock Market (“Nasdaq”) that the Company is not in compliance with the requirement to maintain a minimum market value of listed securities of $35 million, as set forth in Nasdaq Listing Rule 5550(b)(2) (the “Market Value Standard”), because the market value of the Company’s several listed securities (the “Securities”) was below $35 million for 30 consecutive business days.

On October 4, 2023, the Company received written notification (the “Notification”) from Nasdaq stating that the Company had not regained compliance with the Market Value Standard. Pursuant to the Notification, the Securities are subject to delisting from Nasdaq pending the Company’s opportunity to request a hearing before the Nasdaq Hearings Panel (the “Panel”).

The Company intends to diligently pursue an appeal of the Notification before the Panel and regain compliance with the Rule. Under Nasdaq rules, the delisting of the Securities will be stayed during the pendency of the appeal and during such time, the Securities will continue to be listed on Nasdaq. If the Company does not request a hearing before the Panel by October 11, 2023, the Securities would be scheduled for delisting at the opening of business on October 11, 2023. The Company currently intends to submit its request for an appeal before the Panel on October 10, 2023.

There can be no assurance that such appeal will be successful or that the Company will be able to regain compliance with the Rule or maintain compliance with other Nasdaq listing requirements. If the Company’s appeal is denied or if it fails to regain compliance with Nasdaq’s continued listing standards during any period granted by the Panel, the Securities will be subject to delisting from Nasdaq.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 10, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2023	GLOBAL SYSTEM DYNAMICS, INC

	By:	/s/ Rick Iler
	Name:	Rick Iler
	Title:	Principal Executive Officer and Chief Financial Officer